First NLC Trust 2005-3

Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FNLC 2005-3
Friedman Billings Ramsey
Fixed Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	2	463,750.11	0.59	5.489	698	57.15
5.501 - 6.000	31	8,596,801.60	11.03	5.865	673	72.11
6.001 - 6.500	57	12,582,776.43	16.14	6.340	635	71.88
6.501 - 7.000	69	14,391,510.12	18.46	6.875	621	77.21
7.001 - 7.500	28	5,553,036.67	7.12	7.283	628	77.80
7.501 - 8.000	26	4,945,191.96	6.34	7.812	623	82.37
8.001 - 8.500	14	1,402,922.08	1.80	8.341	602	81.32
8.501 - 9.000	22	2,701,108.73	3.47	8.919	634	90.63
9.001 - 9.500	19	1,915,359.88	2.46	9.372	667	93.73
9.501 - 10.000	93	6,048,358.78	7.76	9.898	656	96.90
10.001 - 10.500	78	5,532,185.20	7.10	10.361	646	95.62
10.501 - 11.000	142	9,578,121.45	12.29	10.927	653	98.53
11.001 - 11.500	27	1,587,087.15	2.04	11.286	646	99.84
11.501 - 12.000	42	2,017,124.50	2.59	11.823	622	98.99
12.001 - 12.500	4	192,480.19	0.25	12.115	661	100.00
12.501 - 13.000	6	269,684.13	0.35	12.633	638	100.00
13.001 - 13.500	1	55,203.60	0.07	13.325	622	100.00
13.501 - 14.000	1	113,507.56	0.15	13.590	621	90.00

Total:	662	77,946,210.14	100.00	8.161	641	83.63

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	141	4,980,385.33	6.39	10.773	647	98.66
50,000.01 - 100,000.00	289	21,251,760.65	27.26	10.020	651	94.28
100,000.01 - 150,000.00	88	10,600,047.38	13.60	8.427	631	82.46
150,000.01 - 200,000.00	29	5,097,911.20	6.54	7.267	628	71.39
200,000.01 - 250,000.00	35	7,751,752.30	9.95	6.529	623	71.33
250,000.01 - 300,000.00	29	8,046,825.04	10.32	6.851	639	75.40
300,000.01 - 350,000.00	18	5,819,825.33	7.47	6.776	638	80.46
350,000.01 - 400,000.00	14	5,299,726.69	6.80	6.652	629	75.45
400,000.01 - 450,000.00	8	3,439,735.34	4.41	7.062	654	87.77
450,000.01 - 500,000.00	6	2,911,348.43	3.74	7.154	630	78.13
500,000.01 - 550,000.00	4	2,116,666.40	2.72	6.426	698	84.19
600,000.01 - 650,000.00	1	630,226.05	0.81	6.350	638	80.00

Total:	662	77,946,210.14	100.00	8.161	641	83.63

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

30 Year Fixed	281	51,374,680.26	65.91	7.230	633	78.26
30 Year Fixed Balloon 30/15	232	13,627,410.13	17.48	10.536	658	99.05
20 Year Fixed	127	9,313,251.52	11.95	10.155	659	93.63
30 Year Fixed 60 Month IO	9	2,306,856.16	2.96	6.851	661	76.90
15 Year Fixed	12	1,045,232.14	1.34	8.640	593	75.77
25 Year Fixed	1	278,779.93	0.36	5.990	632	70.00

Total:	662	77,946,210.14	100.00	8.161	641	83.63

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
Fixed Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Fixed Fully Amortizing	430	64,318,800.01	82.52	7.658	637	80.36
Fixed Balloon	232	13,627,410.13	17.48	10.536	658	99.05

Total:	662	77,946,210.14	100.00	8.161	641	83.63

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Interest Only Terms (%)	Loans	Balance	Balance	Coupon	Score	LTV

0	653	75,639,353.98	97.04	8.201	640	83.84
60	9	2,306,856.16	2.96	6.851	661	76.90

Total:	662	77,946,210.14	100.00	8.161	641	83.63

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Remaining Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

169 - 180	243	14,630,736.94	18.77	10.403	653	97.40
229 - 240	118	8,348,986.16	10.71	10.255	661	93.52
289 - 300	1	278,779.93	0.36	5.990	632	70.00
349 - 360	300	54,687,707.11	70.16	7.253	634	78.51

Total:	662	77,946,210.14	100.00	8.161	641	83.63

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	55	4,959,062.97	6.36	9.304	629	86.40
2	107	13,475,289.13	17.29	8.007	643	83.22
3	195	21,270,995.91	27.29	8.139	644	84.35
4	151	17,430,825.75	22.36	8.347	631	84.14
5	106	14,968,993.89	19.20	7.553	641	80.49
6	31	4,436,164.16	5.69	8.174	658	82.66
7	15	1,227,297.12	1.57	10.547	656	99.01
9	2	177,581.21	0.23	6.838	706	83.99

Total:	662	77,946,210.14	100.00	8.161	641	83.63

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	256	52,253,379.23	67.04	6.953	633	76.08
2	406	25,692,830.91	32.96	10.618	657	98.99

Total:	662	77,946,210.14	100.00	8.161	641	83.63

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
Fixed Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

15.01 - 20.00	1	79,777.00	0.10	6.400	618	18.00
20.01 - 25.00	4	388,493.31	0.50	7.126	643	24.11
25.01 - 30.00	3	414,080.69	0.53	8.331	589	29.46
30.01 - 35.00	2	351,136.69	0.45	6.427	615	33.42
35.01 - 40.00	6	744,370.30	0.95	6.678	569	38.40
40.01 - 45.00	4	454,775.91	0.58	6.990	624	41.97
45.01 - 50.00	7	1,327,066.63	1.70	6.619	667	48.94
50.01 - 55.00	5	674,597.57	0.87	5.886	654	52.53
55.01 - 60.00	9	1,520,261.19	1.95	6.932	582	57.33
60.01 - 65.00	21	4,827,711.78	6.19	6.512	616	63.76
65.01 - 70.00	16	3,647,638.59	4.68	6.509	626	68.82
70.01 - 75.00	28	6,727,758.26	8.63	6.890	612	73.70
75.01 - 80.00	62	13,059,631.66	16.75	6.865	639	79.63
80.01 - 85.00	27	6,223,705.50	7.98	7.025	633	83.92
85.01 - 90.00	53	9,614,951.57	12.34	7.516	647	89.62
90.01 - 95.00	45	3,377,924.28	4.33	9.448	651	94.71
95.01 - 100.00	369	24,512,329.21	31.45	10.469	660	99.96

Total:	662	77,946,210.14	100.00	8.161	641	83.63

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

500 - 519	4	490,754.07	0.63	8.505	511	63.82
520 - 539	6	554,499.46	0.71	8.994	529	58.79
540 - 559	18	3,495,462.91	4.48	7.362	550	67.43
560 - 579	17	3,197,414.29	4.10	7.496	568	71.68
580 - 599	50	6,293,290.03	8.07	7.546	590	75.58
600 - 619	87	12,291,781.18	15.77	7.856	609	79.68
620 - 639	138	14,442,755.05	18.53	8.617	630	87.00
640 - 659	114	11,591,887.94	14.87	8.747	649	90.07
660 - 679	102	9,316,693.70	11.95	8.736	668	91.01
680 - 699	44	5,552,911.78	7.12	8.054	688	89.17
700 - 719	38	5,127,129.59	6.58	7.397	710	79.22
720 - 739	19	2,709,744.78	3.48	7.258	730	83.73
740 - 759	14	2,032,272.28	2.61	8.028	746	89.73
760 - 779	6	579,595.03	0.74	7.982	764	85.31
780 - 799	3	184,941.04	0.24	10.094	793	97.16
800 - 819	2	85,077.01	0.11	9.942	806	99.17

Total:	662	77,946,210.14	100.00	8.161	641	83.63

Min: 501
Max: 810
Weighted Average: 641

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Cashout	311	51,100,255.07	65.56	7.373	628	78.01
Purchase	321	23,502,944.63	30.15	9.927	666	95.91
Rate/Term Refinance	30	3,343,010.44	4.29	7.790	654	83.11

Total:	662	77,946,210.14	100.00	8.161	641	83.63

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
Fixed Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	530	63,900,645.98	81.98	8.063	640	82.63
Duplex	41	6,241,956.62	8.01	8.050	645	83.65
PUD	46	3,906,185.27	5.01	9.091	644	94.22
Condo	37	2,683,089.17	3.44	9.141	661	92.33
3-4 Unit	7	1,088,541.56	1.40	8.685	616	81.17
Townhouse	1	125,791.54	0.16	8.990	604	100.00

Total:	662	77,946,210.14	100.00	8.161	641	83.63

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Full	317	43,270,900.79	55.51	7.408	631	80.05
Stated	345	34,675,309.35	44.49	9.101	653	88.10

Total:	662	77,946,210.14	100.00	8.161	641	83.63

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	644	75,680,324.80	97.09	8.150	640	83.77
Non-Owner Occupied	18	2,265,885.34	2.91	8.518	647	78.86

Total:	662	77,946,210.14	100.00	8.161	641	83.63

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Grade	Loans	Balance	Balance	Coupon	Score	LTV

A	480	51,623,008.20	66.23	8.392	667	87.84
B	164	23,685,909.82	30.39	7.718	594	76.53
C	18	2,637,292.12	3.38	7.626	534	64.87

Total:	662	77,946,210.14	100.00	8.161	641	83.63

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
Fixed Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

New York	165	27,953,542.44	35.86	7.750	647	81.96
California	159	16,218,628.49	20.81	8.776	651	84.34
New Jersey	68	8,467,156.43	10.86	8.117	627	82.73
Florida	42	3,135,149.81	4.02	8.819	642	85.53
Pennsylvania	23	2,880,046.76	3.69	7.323	650	85.80
Virginia	18	2,846,014.83	3.65	7.954	597	79.71
North Carolina	30	2,667,104.10	3.42	8.308	624	79.35
Maryland	18	2,451,195.20	3.14	7.755	657	87.15
Nevada	18	1,829,044.59	2.35	8.079	651	91.21
Washington	12	1,290,951.64	1.66	8.355	619	86.06
Connecticut	8	1,224,987.87	1.57	7.348	634	79.10
Arizona	15	1,198,778.04	1.54	8.656	612	87.94
Massachusetts	9	807,667.10	1.04	8.344	609	81.74
Illinois	3	743,376.45	0.95	8.158	586	77.77
Tennessee	6	496,641.56	0.64	7.608	615	85.77
Oregon	7	433,269.64	0.56	8.730	614	89.23
Wisconsin	9	427,826.87	0.55	11.130	640	99.76
Ohio	4	408,047.65	0.52	8.224	654	92.91
Colorado	6	292,470.38	0.38	9.283	637	93.31
South Carolina	3	283,776.21	0.36	7.990	642	85.07
Utah	4	279,323.35	0.36	8.404	636	92.53
Delaware	3	244,664.90	0.31	8.575	634	86.90
Michigan	6	242,174.52	0.31	9.649	645	93.79
Minnesota	6	212,307.12	0.27	9.732	673	100.00
Missouri	3	150,895.55	0.19	8.900	591	89.11
Texas	2	149,867.76	0.19	10.430	628	100.00
Indiana	5	144,583.23	0.19	10.727	640	100.00
Georgia	2	121,320.16	0.16	7.916	738	88.26
Arkansas	3	106,872.49	0.14	8.914	595	79.78
Rhode Island	2	101,688.82	0.13	10.990	628	100.00
Kentucky	1	83,763.77	0.11	6.340	620	70.00
Louisiana	1	30,442.58	0.04	11.750	589	100.00
New Mexico	1	22,629.83	0.03	9.990	688	95.00

Total:	662	77,946,210.14	100.00	8.161	641	83.63

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	310	29,146,667.99	37.39	8.849	639	87.62
12	81	20,637,114.56	26.48	6.951	645	77.83
24	148	11,311,329.94	14.51	9.555	653	92.19
36	123	16,851,097.65	21.62	7.518	631	78.09

Total:	662	77,946,210.14	100.00	8.161	641	83.63

Margin (%) — ARM Only

ARM Only

ARM Only

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
Fixed Loans

ARM Only

ARM Only

Months to Next Adjustment Date

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.